UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT





PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    July 1, 1997




                           Meredith Corporation
         (Exact name of registrant as specified in its charter)



                    Iowa                1-5128          42-0410230
      (State or other jurisdiction   (Commission     (I.R.S. Employer
          of incorporation)          File Number)   Identification No.)



    1716 Locust Street, Des Moines, Iowa                50309-3023
  (Address of principal executive offices)              (ZIP Code)



  Registrant's telephone number, including area code  515 - 284-3000







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Item 2.  Acquisition or Disposition of Assets.

On July 1, 1997, Meredith Corporation (the "Company") purchased the assets of three television stations from First Media Television, L.P. The three television stations are KPDX-TV, a Fox network affiliate serving the Portland, OR market; WHNS-TV, a Fox network affiliate serving the Greenville, SC/ Spartansburg, SC/Asheville, NC market; and KFXO-TV, a Fox network affiliate serving the Bend, OR market. The purchased assets of all three stations include their respective FCC licenses, Fox network affiliation contracts and all real and personal property used in operating each of the three television stations. The total purchase price for the three stations was $216 million which the Company believes approximates the fair value of the total assets acquired based on current market conditions. The acquisition was financed by cash from short term investments and $125 million under a $360 million, five-year revolving/term credit facility with a group of seven banks led by Wachovia Bank, N.A., as agent. The Company intends to continue the operations of KPDX-TV, WHNS-TV and KFXO-TV as Fox television network affiliates in their respective markets.

Reference is made to the Company's reports on Form 8-K dated January 24, 1997 and June 2, 1997, related to this acquisition.



Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

(b)  Pro forma financial information.

     It is impractical to provide the required financial statements and pro forma financial information as of this date. The required financial statements and pro forma financial information will be filed as a Form 8-K/A with the Commission as soon as practicable, but not later than September 15, 1997, as required.

(c)  Exhibits

      (2) Asset Purchase Agreement (the "Agreement") by and between First Media Television, L.P., as seller and Meredith Corporation as Buyer dated as of January 23, 1997. (Incorporated herein by reference to Exhibit 2 to the Company's Form 10-Q for the period ended March 31, 1997.)

     (2a) Letter agreement dated June 2, 1997, from First Media Television, L.P. to Meredith Corporation, amending the Agreement.

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      (4) Credit Agreement dated July 1, 1997, among Meredith Corporation and a group of banks with Wachovia Bank, N.A., as agent

     (99) Press release dated July 1, 1997 issued by Meredith Corporation.




                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MEREDITH CORPORATION
                              Registrant



                                (Larry D. Hartsook)
                                 Larry D. Hartsook
                              Vice President - Finance
                              (Principal Financial and
                                 Accounting Officer)






Date:  July 10, 1997











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                                  Exhibit Index



            Exhibit #
            ---------

               (2) Asset Purchase Agreement (the "Agreement") by and between First Media Television, L.P., as seller and Meredith Corporation as Buyer dated as of January 23, 1997. (Incorporated herein by reference to Exhibit
                          2 to the Company's Form 10-Q for the period ended March 31, 1997.)

               (2a) Letter agreement dated June 2, 1997, from First Media Television, L.P. to Meredith Corporation, amending the Agreement.*

               (4) Credit Agreement dated July 1, 1997, among Meredith Corporation and a group of banks with Wachovia Bank, N.A., as agent.*

              (99) Press release dated July 1, 1997 issued by Meredith Corporation.



              *Supplementary schedules to this Letter agreement amending the
               Agreement as listed on Exhibit A, and supplementary schedules and exhibits to the Credit Agreement are not included in this Form 8-K filing. Copies of any of the schedules and exhibits to this Letter agreement amending the Agreement and to the Credit Agreement will be furnished supplementary to the Commission upon request.